                                                                    EXHIBIT (24)




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------



As independent public accountants, we hereby consent to the incorporation by reference of our reports dated February 20, 1996, incorporated by reference in this Form 10-K, into the Lufkin Industries, Inc. previously filed Form S-8 Registration Statements File No. 33-36976 and File No. 33-62021.



                                          ARTHUR ANDERSEN LLP



                                          /s/ ARTHUR ANDERSEN LLP
                                          -----------------------



Houston, Texas

March 25, 1996